SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  April 2, 2004

TOUCH AMERICA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31237	81-0540231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 North Main, Butte, Montana		59701-9332
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (406) 497-5100

Exhibit Index is found on page 5

CHAPTER 11 BANKRUPTCY OF TOUCH AMERICA HOLDINGS, INC. AND SUBSIDIARIES

On June 19, 2003, Touch America Holdings, Inc. (“Touch America”) and subsidiaries Touch America, Inc., Touch America Intangible Holding Company, LLC, Touch America Purchasing Company, LLC, Entech, LLC, American Fiber Touch, LLC, and Sierra Touch America, LLC filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court, District of Delaware.  These cases are jointly administered under Touch America Holdings, Inc. case number 03-11915.

On December 23, 2003, Touch America sold substantially all of its Internet services, private line, and dark fiber assets to 360networks, a Vancouver, Canada based corporation for $28,000,000. On December 23, 2003, Touch America also sold certain dark fiber assets to Qwest Communications, Inc. for $8,000,000.  With the exception of certain wireless services, Touch America ceased operations as of February 29, 2004.

Touch America had the exclusive right to file a Chapter 11 Liquidating Plan through April 14, 2004, and on that date, filed a motion to extend the exclusivity period for an additional 45 days.  On June 7, 2004, an order was entered by the Bankruptcy Court granting the extension of the exclusive right to file a plan until July 12, 2004 and the exclusive right to solicit acceptances thereto until September 10, 2004.

On February 25, 2004, an order was entered by the Bankruptcy Court denying a motion of certain shareholders directing the United States Trustee to appoint an Official Committee of Equity Security Holders.  It is contemplated that funds will be available for distribution to unsecured creditors, however the estimated amount to be distributed and percentage of recovery to unsecured creditors has not yet been determined. Touch America estimates that the claims of creditors and costs of administration of its bankruptcy will exceed the total amount of funds available to Touch America’s bankruptcy estate.

MONTHLY OPERATING REPORTS FOR COMPANIES INCLUDED
IN THE BANKRUPTCY FILING OF TOUCH AMERICA HOLDINGS, INC.

The Monthly Operating Reports required by the United States Bankruptcy Court in the District of Delaware for the month of December 2003 are provided in this Current Report on Form 8-K.  The Monthly Operating Reports have not been audited or reviewed by independent accountants.  The results presented for each company are on a stand-alone basis and do not reflect eliminations for intercompany activity that would normally occur in the preparation of consolidated financial statements.  As such, the statements are not comparable with the consolidated financial statements presented in previous filings.  The monthly operating reports are attached hereto as Exhibits 99a through 99g.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This Form 8-K may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements should be read with certain of the cautionary statements and important factors included in the Company’s Annual Report on Form 10-K for the year ended January 31, 2001, at Part I, “Warnings About Forward-Looking Statements” and also in Part I, “Challenges Facing the Telecommunications Industry and Our Company.”  The forward-looking statement should also be read with certain of the cautionary statements and important factors included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, in Item 2, “Warnings About Forward-Looking Statements” and in Item 2, “Challenges Facing the Telecommunications Industry and Our Company.” Forward-looking statements are all statements other than statements of historical fact, including, without limitation, those that are identified by the use of the words “expects,” “believes,” “anticipates,” “plan,” “may,” and similar expressions.

EXHIBITS

Exhibit

99a	Monthly Operating Report for Touch America Purchasing Company, LLC for the reporting period February 1 to February 29, 2004

99b	Monthly Operating Report for Touch America Intangible Holding Company, LLC for the reporting period February 1 to February 29, 2004

99c	Monthly Operating Report for Entech, LLC for the reporting period February 1 to February 29, 2004

99d	Monthly Operating Report for Sierra Touch America, LLC for the reporting period February 1 to February 29, 2004

99e	Monthly Operating Report for American Fiber Touch, LLC for the reporting period February 1 to February 29, 2004

99f	Monthly Operating Report for Touch America Holdings, Inc. for the reporting period February 1 to February 29, 2004

99g	Monthly Operating Report for Touch America, Inc. for the reporting period February 1 to February 29, 2004

SIGNATURES

The registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOUCH AMERICA HOLDINGS, INC.
(Registrant)

By	/s/ J.P. Pederson
J.P. Pederson
Vice Chairman and Chief
Financial Officer

Dated:  August 20, 2004

EXHIBIT INDEX

Exhibit 99a

Monthly Operating Report for Touch America Purchasing Company, LLC for the reporting period February 1 to February 29, 2004

Exhibit 99b

Monthly Operating Report for Touch America Intangible Holding Company, LLC for the reporting period February 1 to February 29, 2004

Exhibit 99c

Monthly Operating Report for Entech, LLC for the reporting period February 1 to February 29, 2004

Exhibit 99d

Monthly Operating Report for Sierra Touch America, LLC for the reporting period February 1 to February 29, 2004

Exhibit 99e

Monthly Operating Report for American Fiber Touch, LLC for the reporting period February 1 to February 29, 2004

Exhibit 99f

Monthly Operating Report for Touch America Holdings, Inc. for the reporting period February 1 to February 29, 2004

Exhibit 99g

Monthly Operating Report for Touch America, Inc. for the reporting period February 1 to February 29, 2004